Trust for Advised Portfolios
Supplement dated July 11, 2023
to the Prospectus and Statement of Additional Information
dated January 31, 2023 for the
Ziegler Senior Floating Rate Fund

As stated in the supplement to the Prospectus and Statement of Additional Information dated June 15, 2023, Ziegler Capital Management, LLC (“ZCM”), investment adviser to Ziegler Senior Floating Rate Fund (the “Fund”), has recommended, and the Board of Trustees of the Trust for Advised Portfolios has approved, the liquidation and termination of the Fund. This supplement serves as notification that the final liquidation date of the Fund has changed from July 14, 2023 to July 31, 2023 and the date of the final distribution of net investment income has changed from July 11, 2023 to July 27, 2023.
This supplement supersedes and replaces the supplement dated June 15, 2023.
The Fund is expected to cease operations and liquidate on or about July 31, 2023 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund (the “Liquidating Distribution”), in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.
Effective at the close of business on May 22, 2023, the Fund is no longer accept purchase orders. In addition, beginning at the close of business on May 17, 2023, ZCM has begun an orderly liquidation of the Fund’s assets and the Fund’s assets will be converted into cash and cash equivalents. As a result, during this process, the Fund will no longer be pursuing its stated investment objective. The Fund’s daily distribution of net investment income has been discontinued, effective July 1, 2023. Although the Fund will be closed to new investments as of the close of business on May 22, 2023, shareholders may voluntarily redeem their shares before the Liquidation Date. Shares of the Fund redeemed after May 22, 2023 will not be subject to redemption fees. ZCM will bear all expenses incurred in carrying out the liquidation process, except for transaction costs incurred in connection with liquidating the Fund’s investments. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
Please contact the Fund at 833-777-1533 or your financial advisor if you have questions or need assistance.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.